BLACKROCK FUNDSSM

BlackRock Tactical Opportunities Fund

(the “Fund”)

Supplement dated October 4, 2017 to the Statement of Additional Information (“SAI”) of the Fund, dated January 27, 2017, as supplemented to date

Effective immediately, the following changes are made to the SAI:

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services

Effective July 17, 2017, JPMorgan Chase Bank, N.A. (“JPM”) serves as the accounting services provider for the Fund. Among other services, JPM maintains records of purchases and sales of securities, receipts and disbursements of cash and other debits and credits; keeps accounting journals and ledgers; records capital share transactions; calculates expense caps, waivers and recoupments (if any); computes the Fund’s net income and capital gains and dividends payable; calculates and reports net asset value; works with independent pricing sources; reconciles securities and cash positions with the Fund’s custodian; prepares certain financial statements, notices and reports; and prepares certain tax reports. In connection with its accounting services, JPM also provides certain administrative services. Prior to July 17, 2017, BNY Mellon Investment Servicing (US) Inc. served as the accounting services provider for the Fund.

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Custodian” is deleted in its entirety and replaced with the following:

Custodian

JPMorgan Chase Bank, N.A., which has its principal offices at 383 Madison Avenue, New York, New York 10179, serves as the custodian for the Fund (the “Custodian”). The Custodian, among other responsibilities, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-TO-1017SUP